Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of International Stem Cell Corporation (the “Company”) for the quarter ended June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sarina Mason, Director of Accounting and Finance of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2015

By:	/s/ Sarina Mason
Sarina Mason
Director of Accounting and Finance
(Acting Principal Financial and Accounting Officer)